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                                     Rule 497(e) File Nos. 33-36556 and 811-6154

Supplement

DATED JULY 14, 2000 TO
PROSPECTUS DATED MAY 1, 2000

CITIFUNDS(R) INTERNATIONAL GROWTH PORTFOLIO

Effective September 11, 2000, exchanges into CitiFunds previously available for exchange will no longer be allowed. You will, however, have the opportunity to exchange your fund shares at any time after that date for shares of any Smith Barney fund made available by your Service Agent. No sales charge will be imposed on those exchanges. In addition, there may be differences in certain shareholder services and programs offered by the Smith Barney funds.